UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)

Annual Report

October 31, 2021

abrdn.com

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution's declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940,

as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2021 consisted of 29% net investment income and 71% net realized gains.

In January 2022, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2021 calendar year.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the "Fund"), for the fiscal year ended October 31, 2021. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return1

For the fiscal year ended October 31, 2021, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, compared to the Fund's benchmark are as follows:

NAV[2,3]	38.1%
Market Price[2]	50.5%
S&P/ASX 200 Accumulation Index ("ASX 200") (Net)[4]	36.6%

For more information about Fund performance, please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 7).

NAV, Market Price and Premium/Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2021	$6.44	$6.08	-5.6%
10/31/2020	$5.16	$4.47	-13.4%

During the fiscal year ended October 31, 2021, the Fund's NAV was within a range of $5.22 to $6.55 and the Fund's market price traded within a range of $4.51 to $6.62. During the fiscal year ended October 31, 2021, the Fund's shares traded within a range of a premium(+)/discount(-) of -15.6% to +7.5%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund's net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution's declaration date. In March 2021, the Board of Directors of the Fund (the "Board") determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2021. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

On November 9, 2021, the Fund announced that it will pay on January 11, 2022, a stock distribution of US $0.16 per share to all shareholders of record as of November 19, 2021. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in "street name" or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission ("SEC") that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Loan Facility and Use of Leverage

The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund's total assets.

On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20million with State

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4	The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Street Global Advisors. The Fund's outstanding balance as of October 31, 2021 was AUD$10 million on the revolving credit facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) without charge upon request by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or

2	Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

abrdn

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities advanced in tandem with their peers across the Asia-Pacific region and the wider developed markets over the 12-month reporting period ended October 31, 2021. Investors' optimism that the expanding rollout of COVID-19 vaccines would fuel a faster global recovery bolstered stock prices. Improving economic data in Australia and from key trading partners, as well as the Reserve Bank of Australia's (RBA) loose monetary policy, further buoyed market sentiment. The resource-rich market also gained from a rally in key commodities, including oil and iron ore. All of these factors offset worries about Australia's worsening relations with China and a rise in COVID-19 cases later in the period.

Late in the reporting period, there was optimism across the country as COVID-19-induced lockdowns eased in many regions. New South Wales moved to a two-tier system, giving vaccinated citizens greater freedom. Melbourne was released from lockdown after nearly nine months of restrictions. Vaccination rates have continued to rise, with more than 77% of adults in Australia fully vaccinated as of the end of the reporting period on October 31, 2021.1 On the same day, the Australian government also lifted the travel ban restricting Australian citizens from leaving the country. Furthermore, the government indicated that rules for foreigners could also be relaxed soon thereafter.

Thanks to the greater freedoms, recent Australian Performance of Manufacturing Index (PMI) data showed a notable uptick in business sentiment. Economic reopening increased the services sector figure in October 2021, after three months of contraction.

As expected, the RBA maintained the cash rate at a record low of 0.1% during its meeting in September 2021. The central bank stated that interest rates would remain at this level until inflation is comfortably within its target range of 2-3%. The RBA still plans to trim the purchase of government bonds to AUD$4 billion (US$2.9 billion) per week until at least mid-February 2022.

Fund performance review

Aberdeen Australia Equity Fund, Inc. returned 38.1% on a net asset value basis for the 12-month reporting period ended October 31, 2021, versus the 36.6% return of its benchmark, the S&P ASX 200 Accumulation Index (net dividends). During the period, there was a broad market rotation away from quality growth-oriented companies in favor of those seen as benefiting more from the economic rebound.

At the end of the reporting period, the Fund's largest position was in the financials sector, although it had an underweight allocation relative to the benchmark index. Stock selection within the financials sector hampered the Fund's performance relative to its benchmark index for the reporting period, as banking stocks performed well due to expectations of an economic rebound. The banking sector benefited from structurally lower loan losses, a steepening of the yield curve and forecasts of higher credit growth from the recovery in the housing market. We feel that Australian lenders are well capitalized, with potential for additional capital returns to shareholders. The Fund's relatively small position in Westpac Banking Corp. weighed on the Fund's relative performance, although the holding in Commonwealth Bank of Australia helped to offset those losses.

Stock selection in the materials sector also contributed positively to the Fund's relative performance for the reporting period. The position in mining company BHP Group Ltd. posted strong results and a higher-than-expected dividend during the reporting period. The company continued to execute well operationally, with record iron ore production alongside lower operating costs, despite the effects of COVID-19, weather disruptions and other inflationary pressures. Miner Oz Minerals' stock price increased over the reporting period due to sustained strength in copper prices. The lack of exposure to iron ore producer Fortescue Metals Group Ltd. also enhanced Fund performance. Conversely, the Fund's holding in gold producer Northern Star Resources Ltd. was a major detractor from performance as its shares tracked a decline in the price of gold.

Stock selection in the healthcare sector weighed on Fund performance over the reporting period. Medical device manufacturer Fisher & Paykel Healthcare Corp. Ltd. recorded generally positive results over the period, as its humidification and nasal high-flow products were used worldwide to treat COVID-19 patients. However, investors appeared to be disappointed about uncertainty in the coming year. Management cited hospital stocking and destocking, along with unpredictable COVID-19 surges, as reasons why the company is unable to provide clear near-term earnings guidance. While hearing device implant maker Cochlear Ltd.'s results for its 2021 fiscal year were largely in line with investors' expectations, its shares underperformed as management's earnings guidance for the company's 2022 fiscal year did not meet the market's expectations. Cochlear's business also was hampered by ongoing COVID-19 restrictions in several regions. The Fund's holding in biotechnology firm CSL Ltd. also detracted from performance for the reporting period.

1	Source: Australian Government Department of Health, November 2021

4	Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The stock price of the Fund's holding in gaming company Aristocrat Leisure Ltd. increased over the reporting period as its core U.S. market reopened and its digital gaming business performed well. Cloud-based accounting software provider Xero Ltd. contributed positively to Fund performance despite bouts of investors' profit-taking amid the market's rotation into lower-valuation cyclical stocks. The company continued to see notable subscriber growth in a challenging environment while effectively managing expenses. We maintain a positive view of Xero's market-leading product, track record of execution, and the growth potential of its platform.

Regarding key portfolio activity, early in the reporting period, we established a new position in retail conglomerate Wesfarmers Ltd. as we believe that the Australian housing market recovery will drive robust earnings at its market-leading household hardware chain, Bunnings. We purchased shares of power-generation company Mercury NZ Ltd. given our positive view of the company's exposure to 100% renewable-electricity generation, and we felt that a share-price pullback offered an attractive entry point. We also initiated a holding in Pro Medicus Ltd., which supplies imaging software to hospitals globally. We believe that the company has a high-quality, high-margin business with long-term recurring revenue streams and a track record of delivering robust organic growth. Additionally, we established a new position in James Hardie Industries plc, a leading fiber cement manufacturer leveraged to the U.S. housing market. We believe that a backdrop of low interest rates, government stimulus and a firmer recovery in employment prospects will be conducive to higher levels of housing activity. The company is also executing on growth initiatives that are expected to enhance its business in the medium term. Toward the end of the reporting period, we established new positions in IDP Education Ltd. and Megaport Ltd. In our view, global student placement services provider IDP Education should benefit from the reopening of international borders, with the company also investing heavily into its digital offering. We think that universities will continue to value IDP's services after COVID-19 restrictions end. We believe that IT services provider Megaport is positioned well to benefit from the global structural shift into cloud computing.

Furthermore, we initiated a holding in gold mining company Evolution Mining Ltd. We have been monitoring the company for some time as its management has a strong track record of extracting value from underperforming assets sold off by its larger peers. In our opinion, this is illustrated by the announcement of additional asset purchases from its peer, Northern Star Resources. We believe that the company's anticipated synergistic2 benefits should be achievable.

We funded the new holding in Evolution Mining by selling the Fund's shares in Newcrest Mining Ltd. We also exited the Fund's position in energy infrastructure company APA Group, as we lacked conviction in the company's revised growth strategy. We think that the energy transition that we are currently witnessing potentially could put the company's existing asset and earnings streams at risk, which is a key issue that we feel remains unaddressed and could exert growing pressure on its business over time.

We sold the Fund's shares in Westpac Banking Corp., due to the company's poor management execution, ongoing impairments,3 and remediation of various business lines. We sold the position prior to Westpac's most recent earnings announcement, as we anticipated the disappointing results. Earlier in the reporting period, we reduced and subsequently exited the Fund's position in a2 Milk Co. Ltd., a producer of protein-free milk, given our concerns over the daigou sales channel4 and excess inventory in its supply chain.

This Fund pays a quarterly distribution to shareholders. Funding from the distribution is a combination of capital gains from trading, income received in the form or dividends from underlying securities and retained earnings (capital). While the Fund's primary objective is capital returns for shareholders, we also manage Fund cash flows in an effort to meet the Fund's quarterly distribution target. This policy did not have a material effect on the Fund's investment strategy over the reporting period. During the 12-month period ended October 31, 2021, the distributions comprised dividend income and capital gains. Over the 12-month period ended October 31, 2021, the Fund issued total distributions of $0.59 per share.

We have the Fund Board's approval and a credit facility5 for AUD$20 million of leverage in the Fund. We invested AUD$10 million of this total across the Fund's portfolio in October 2020, and we have held this position since that time. The loan is rolled over on a monthly basis and, if there were a meaningful pullback in the Australian equity market, we would look to invest further.

2	Synergy refers to the concept that the combined value and performance of two companies will be greater than the sum of the separate individual parts.
3	An impairment is a permanent reduction in the value of a company's asset.
4	The daigou sales channel refers to cross-border exporting in which an individual or a syndicated group of exporters outside of China purchases commodities (mainly luxury goods, but also groceries occasionally) for customers in China.
5	A credit facility is a type of loan that allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

Aberdeen Australia Equity Fund, Inc.	5

Report of the Investment Manager (unaudited) (concluded)

Outlook

As we see the Australian economy begin to reopen, we anticipate that there will be a strong rebound in the fundamental drivers of business confidence, consumer sentiment and unemployment. While we believe that the momentum in corporate earnings growth has peaked, we still think that there will be a positive growth trend over the coming months and the upturn in corporate earnings should continue.

In addition, the RBA's pledge to keep interest rates lower for longer should support asset prices. In our view, a strengthening property market also should boost consumer spending, construction and employment. At the corporate level, as the economic recovery continues, companies are likely to move from capital preservation to capital allocation, with a notable pick-up in M&A activity and capital management.

We remain committed to our bottom-up investment style with a focus on what we believe are high-quality companies. We favor businesses that, in our view, have clear growth prospects that are leveraged to long-term structural shifts. The relative defensiveness of the Fund's holdings, in terms of their robust balance sheets and prospects for through-cycle earnings and dividend growth, is an added advantage. Many of the Fund's company holdings are also leaders on governance and sustainability, which we believe positions them well to adapt to future challenges and opportunities. In our view, this should enable the Fund to perform well amid the current market uncertainties and over the long term.

Risk Considerations

Past performance is not an indication of future results.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. There are also risks associated with investing in Australia, including the risk of investing in a single-country Fund. The Fund focuses its investments in the Australia region, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited)

6	Aberdeen Australia Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the S&P ASX 200 Index, the Fund's benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended as of October 31, 2021.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	38.1%	17.3%	12.4%	6.5%
Market Price	50.5%	17.5%	13.2%	5.7%
S&P/ASX 200 (Net)	36.6%	13.8%	10.3%	6.0%

Performance of a $10,000 Investment (as of October 31, 2021)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The net operating expense ratio both excluding and net of fee waivers based on the fiscal year ended October 31, 2021 was 1.55%. The net operating expense ratio, net of fee waivers and excluding interest expense, based on the fiscal year ended October 31, 2021 was 1.49%.

Aberdeen Australia Equity Fund, Inc.	7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors	As a Percentage of Net Assets
Financials	30.1%	*
Materials	17.2%
Health Care	15.7%
Consumer Discretionary	8.4%
Information Technology	8.3%
Real Estate	7.5%
Communication Services	4.4%
Industrials	3.7%
Consumer Staples	3.4%
Energy	3.1%
Utilities	1.5%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(3.5)%
	100.0%

*	The sectors, as classified by GICS, are comprised of several industries. As of October 31, 2021 the Fund's holdings in the Financials sector were allocated to three industries: Banks (19.9%), Capital Markets (7.6%) and Insurance (2.6%).

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of October 31, 2021:

Name of Security	As a Percentage of Net Assets
Commonwealth Bank of Australia	9.6%
CSL Ltd.	7.3%
BHP Group PLC	7.1%
National Australia Bank Ltd.	6.6%
Xero Ltd.	4.7%
Macquarie Group Ltd.	4.6%
Aristocrat Leisure Ltd.	4.1%
Goodman Group, REIT	4.0%
Australia & New Zealand Banking Group Ltd.	3.8%
Telstra Corp. Ltd.	3.5%

8	Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2021

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—103.3%
COMMON STOCKS—103.3%
AUSTRALIA—90.7%
23,850	Afterpay Ltd.(a)	Information Technology Services—1.4%	$ 2,209,449
72,600	Altium Ltd.	Software—1.3%	2,022,392
179,842	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—4.1%	6,378,405
74,100	ASX Ltd.	Capital Markets—3.0%	4,659,985
447,300	AusNet Services	Electric Utilities—0.5%	831,821
276,500	Australia & New Zealand Banking Group Ltd.	Banks—3.8%	5,884,050
1,530,200	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—1.1%	1,607,484
412,900	BHP Group PLC	Metals & Mining—7.1%	10,905,338
179,600	Charter Hall Group	Equity Real Estate Investment Trusts (REIT)—1.5%	2,356,337
31,600	Cochlear Ltd.	Health Care—3.4%	5,285,482
185,500	Commonwealth Bank of Australia	Banks—9.6%	14,703,137
49,700	CSL Ltd.	Biotechnology—7.3%	11,308,752
309,800	Endeavour Group Ltd.	Food & Staples Retailing—1.0%	1,591,897
1,031,400	Evolution Mining Ltd.(a)	Metals & Mining—1.8%	2,800,188
375,300	Goodman Group, REIT	Equity Real Estate Investment Trusts (REIT)—4.0%	6,213,797
75,000	IDP Education Ltd.(a)	Diversified Consumer Services—1.4%	2,121,979
544,500	Insurance Australia Group Ltd.	Insurance—1.3%	1,972,982
63,700	James Hardie Industries PLC	Construction Materials—1.6%	2,502,531
47,800	Macquarie Group Ltd.	Capital Markets—4.6%	7,056,668
745,200	Medibank Pvt Ltd.	Insurance—1.2%	1,872,784
96,100	Megaport Ltd.(a)	Information Technology Services—0.9%	1,300,551
1,414,000	Mirvac Group, REIT	Equity Real Estate Investment Trusts (REIT)—2.0%	3,017,709
463,600	National Australia Bank Ltd.	Banks—6.6%	10,079,580
382,800	Northern Star Resources Ltd.	Metals & Mining—1.7%	2,650,061
250,500	OZ Minerals Ltd.	Metals & Mining—3.1%	4,764,975
40,100	Pro Medicus Ltd.	Health Care Technology—1.1%	1,619,376
45,700	Rio Tinto PLC—London Listing	Metals & Mining—1.9%	2,849,462
395,800	Sydney Airport(a)	Transportation Infrastructure—1.6%	2,454,529
1,848,000	Telstra Corp. Ltd.	Diversified Telecommunication Services—3.5%	5,341,603
102,800	Wesfarmers Ltd.	Multiline Retail—2.9%	4,447,716
176,400	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—2.0%	3,083,750
130,000	Woolworths Group Ltd.	Food & Staples Retailing—2.4%	3,744,626
			139,639,396
NEW ZEALAND—10.4%
564,600	Auckland International Airport Ltd.(a)	Transportation Infrastructure—2.1%	3,201,649
120,100	Fisher & Paykel Healthcare Corp. Ltd.	Health Care—1.7%	2,679,572
333,900	Mercury NZ Ltd.(a)	Electric Utilities—1.0%	1,499,523
442,200	Spark New Zealand Ltd.(a)	Diversified Telecommunication Services—0.9%	1,441,155
63,800	Xero Ltd.(a)	Software—4.7%	7,274,654
			16,096,553
UNITED STATES—2.2%
117,300	ResMed, Inc., GDR	Health Care—2.2%	3,332,017
	Total Long-Term Investments—103.3% (cost $115,758,086)		159,067,966

Aberdeen Australia Equity Fund, Inc.	9

Portfolio of Investments (concluded)

As of October 31, 2021

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.2%
UNITED STATES—0.2%
312,405	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(b)	$312,405
	Total Short-Term Investment—0.2% (cost $312,405)	312,405
	Total Investments—103.5% (cost $116,070,491)(c)	159,380,371
	Liabilities in Excess of Other Assets—(3.5)%	(5,380,425)
	Net Assets—100.0%	$153,999,946

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR Global Depository Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

See Notes to Financial Statements.

10	Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2021

Assets

Investments, at value (cost $115,758,086)	$159,067,966
Short-term investments, at value (cost $312,405)	312,405
Foreign currency, at value (cost $1,032,207)	1,038,181
Receivable for investments sold	3,692,704
Interest and dividends receivable	7
Prepaid expenses and other assets	154,482
Total assets	164,265,745

Liabilities
Revolving credit facility payable (Note 7)	7,510,998
Payable for investments purchased	2,480,902
Investment management fees payable (Note 3)	141,363
Investor relations fees payable (Note 3)	18,246
Administration fees payable (Note 3)	12,680
Interest payable on bank loan	1,529
Other accrued expenses	100,081
Total liabilities	10,265,799

Net Assets	$153,999,946

Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$239,166
Paid-in capital in excess of par	111,167,263
Distributable earnings	42,593,517
Net Assets	$153,999,946
Net asset value per share based on 23,916,588 shares issued and outstanding	$6.44

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	11

Statement of Operations

For the Year Ended October 31, 2021

Net Investment Income:

Income
Dividends (net of foreign withholding taxes of $61,828)	$4,761,560
Interest and other income	57
Total Investment Income	4,761,617

Expenses:
Investment management fee (Note 3)	1,359,117
Directors' fees and expenses	242,348
Administration fee (Note 3)	121,042
Revolving credit facility fees and expenses (Note 7)	86,895
Investor relations fees and expenses (Note 3)	68,150
Independent auditors' fees and expenses	65,613
Transfer agent's fees and expenses	54,580
Reports to shareholders and proxy solicitation	48,169
Custodian's fees and expenses	35,675
Insurance expense	23,436
Legal fees and expenses	12,968
Miscellaneous	30,185
Total operating expenses, excluding interest expense	2,148,178
Interest expense (Note 7)	77,309
Net operating expenses	2,225,487

Net Investment Income	2,536,130

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	10,612,788
Foreign currency transactions	124,631
10,737,419
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	23,902,405
Foreign currency translation	6,788,206
30,690,611
Net realized and unrealized gain from investments and foreign currency related transactions	41,428,030
Net Increase in Net Assets Resulting from Operations	$43,964,160

See Notes to Financial Statements.

12	Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:

Operations:
Net investment income	$ 2,536,130	$ 1,726,003
Net realized gain/(loss) from investment transactions	10,612,788	(2,240,810)
Net realized gain/(loss) from foreign currency transactions	124,631	(167,381)
Net change in unrealized appreciation/(depreciation) on investments	23,902,405	(8,064,913)
Net change in unrealized appreciation on foreign currency translation	6,788,206	7,011,672
Net increase/(decrease) in net assets resulting from operations	43,964,160	(1,735,429)

Distributions to Shareholders From:
Distributable earnings	(13,816,862)	(4,186,262)
Tax return of capital	–	(7,662,382)
Net decrease in net assets from distributions	(13,816,862)	(11,848,644)
Issuance of 790,087 and 384,175 shares of common stock, respectively due to stock distribution	4,562,491	1,717,261
Change in net assets from common stock transactions	4,562,491	1,717,261
Change in net assets	34,709,789	(11,866,812)

Net Assets:
Beginning of year	119,290,157	131,156,969
End of year	$ 153,999,946	$ 119,290,157

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	13

Financial Highlights

	For the Fiscal Years Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$5.16	$5.77	$5.51	$6.39	$6.09
Net investment income	0.11	0.08	0.17	0.16	0.17
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.77	(0.16)	0.67	(0.40)	0.77
Total from investment operations	1.88	(0.08)	0.84	(0.24)	0.94
Distributions from:
Net investment income	(0.17)	(0.04)	(0.15)	(0.14)	(0.13)
Net realized gains	(0.42)	(0.14)	(0.13)	(0.43)	(0.16)
Tax return of capital	–	(0.34)	(0.30)	(0.07)	(0.35)
Total distributions	(0.59)	(0.52)	(0.58)	(0.64)	(0.64)
Capital Share Transactions:
Impact of Stock Distribution	(0.01)	(0.01)	–	–	–
Net asset value, end of year	$6.44	$5.16	$5.77	$5.51	$6.39
Market value, end of year	$6.08	$4.47	$5.16	$5.17	$6.25

Total Investment Return Based on(b):
Market value	50.49%	(2.98% )	11.15%	(8.37% )	24.92%
Net asset value	38.09%	0.16%	16.62%	(4.48% )	16.61%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$154,000	$119,290	$131,157	$125,219	$145,264
Average net assets (000 omitted)	$143,765	$120,590	$129,377	$143,263	$144,958
Net operating expenses, net of fee waivers	1.55%	1.53%	1.48%	1.46%	1.48%
Net operating expenses, excluding fee waivers	1.55%	1.53%	1.48%	1.46%	1.48%
Net operating expenses, excluding interest expense	1.49%	–	–	–	–
Net investment income	1.76%	1.43%	3.03%	2.47%	2.68%
Portfolio turnover	23%	32%	20%	36%	12%
Senior securities (loan facility) outstanding (000 omitted)	$7,511	$7,023	$–	$–	$–
Asset coverage ratio on revolving credit facility at year end(c)	2,150%	1,799%	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$21,503	$17,987	$–	$–	$–

(a)	Based on average shares outstanding.

(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2021

1. Organization

Aberdeen Australia Equity Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited ("ASX"). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an "Australian Company"). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund ("the Board") upon 60 days' prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. abrdn Asia Limited (formerly known as "Aberdeen Standard Investments (Asia) Limited") ("abrdn Asia"), the Fund's investment manager (the "Investment Manager"), uses the following criteria in determining if a company is "tied economically" to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.

Aberdeen Australia Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2021

The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$1,499,523	$157,568,443	$–	$159,067,966
Short-Term Investment	312,405	–	–	312,405
Total	$1,811,928	$157,568,443	$–	$159,380,371

Amounts listed as "–" are $0 or round to $0.

For the fiscal year ended October 31, 2021, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

16	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit ("QBUs") (see section 987 of the Internal Revenue Code of 1986, as amended (the "IRC")). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund's Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU's functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund's composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund's fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund's annual report to shareholders.

Aberdeen Australia Equity Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2021

The Fund intends to continue to qualify as a "regulated investment company" ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

abrdn Asia serves as investment manager to the Fund and abrdn Australia Limited (formerly known as "Aberdeen Standard Investments Australia Limited") serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of abrdn plc (formerly known as "Standard Life Aberdeen plc") (collectively the "Advisers").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund's average weekly Managed Assets up to $50 million, 0.90% of the Fund's average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund's average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the fiscal year ended October 31, 2021, abrdn Asia earned $1,359,117 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Standard Investments, Inc. ("ASII") (to be known as abrdn Inc. effective January 1, 2022), an affiliate of the Advisers, is the Fund's Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund's average weekly Managed Assets up to $500 million, 0.07% of the Fund's average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund's average weekly Managed Assets in excess of $1.5 billion. For the fiscal year ended October 31, 2021, ASII earned $121,042 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05%

18	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2021, the Fund incurred investor relations fees of approximately $68,150. For the fiscal year ended October 31, 2021, ASII did not waive any investor relations fees because the Fund's fees did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were $34,100,459 and $40,069,213, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of October 31, 2021, there were 23,916,588 shares of common stock issued and outstanding.

The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the fiscal year ended October 31, 2021.

Date	Shares Issued
December 31, 2020	177,590
March 31, 2021	191,040
June 30, 2021	195,701
September 30, 2021	225,756

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2021, the Fund did not repurchase any shares through this program.

7. Revolving Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20million with State Street Global Advisors. For the fiscal year ended October 31, 2021, the balance of the loan outstanding was AUD$10million and the average interest rate on the loan facility was 1.02% The average balance for the fiscal year was AUD$10million. The interest expense is accrued on a daily basis and is payable to State Street Global Advisors on a monthly basis. Interest expense related to the line of credit for the fiscal year ended October 31, 2021, was $77,309.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan

Aberdeen Australia Equity Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2021

facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2021, the Fund incurred fees of approximately USD$86,895.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $50,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current Australian Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2021.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
October 13, 2023	1.01%	AUD$10,000,000	AUD$9,925,618

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Australia, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

d. Leverage Risk:

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well.

20	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

The Fund may invest in certain debt securities, derivatives or other financial instruments, including the Fund's revolving credit facility, that utilize the London Interbank Offered Rate ("LIBOR") as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

f. Passive Foreign Investment Company Tax Risk:

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

g. Non-U.S. Taxation Risk:

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

h. REIT and Real Estate Risk:

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share

Aberdeen Australia Equity Fund, Inc.	21

Notes to Financial Statements (continued)

October 31, 2021

prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$120,016,345	$41,320,015	$(1,955,989)	$39,364,026

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 was as follows:

	October 31, 2021	October 31, 2020
Distributions paid from:
Ordinary Income	$3,948,548	$947,121
Net long-term capital gains	9,868,314	3,239,141
Tax return of capital	–	7,662,382
Total tax character of distributions	$13,816,862	$11,848,644

As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	933,703
Total undistributed earnings	$933,703
Capital loss carryforward	–	*
Other currency gains	(346,906)
Other temporary differences	4
Unrealized appreciation/(depreciation) – securities	38,940,501	**
Unrealized appreciation/(depreciation) – currency	3,066,215	**
Total accumulated earnings/(losses) – net	$42,593,517

*	During the fiscal year ended October 31, 2021, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and corporate actions.

22	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2021

11. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021, other than as noted below.

On November 9, 2021 the Fund announced that it will pay on January 11, 2022 a stock distribution of $0.16 per share to all shareholders of record as of November 19, 2021.

On November 16, 2021, the Fund entered into an amendment to the revolving credit facility with State Street Global Advisors. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the Secured Overnight Financing Rate plus a spread.

Aberdeen Australia Equity Fund, Inc.	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Aberdeen Australia Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Australia Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

24	Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2021:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/8/2021	0.130000	0.000000	0.000000	0.130000	0.002651	0.132651	0.132651	0.130144
3/31/2021	0.150000	0.136928	0.000000	0.013072	0.000858	0.013930	0.013930	0.013930
6/30/2021	0.150000	0.136928	0.000000	0.013072	0.000858	0.013930	0.013930	0.013930
9/30/2021	0.160000	0.146056	0.000000	0.013944	0.000915	0.014859	0.014859	0.014859
Total	0.590000	0.419912	0.000000	0.170088	0.005282	0.175370	0.175370	0.172863

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on April 29, 2021. The description of the proposals and number of shares voted at the meeting are as follows:

To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against/ Withheld	Votes Abstained
William J. Potter	16,454,776	1,025,506	223,961

To approve the continuation of Term for three Directors under the Corporate Governance Policies

	Votes For	Votes Against/ Withheld	Votes Abstained
Neville J. Miles	16,484,019	994,578	225,646
Moritz Sell	16,486,643	981,200	236,400
P. Gerald Malone	16,462,936	1,017,731	223,576

Board of Directors' Consideration of Management and Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Directors (the "Board") of Aberdeen Australia Equity Fund, Inc. ("IAF" or the "Fund") held on June 16, 2021, the Board, including a majority of the Directors who are not considered to be "interested persons" of the Fund (the "Independent Directors") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Fund's management agreement with Aberdeen Standard Investments (Asia) Limited (the "Investment Manager") and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the "Investment Adviser"). In addition, the Independent Directors of the Fund held a separate meeting via videoconference on June 9, 2021 (together with the in-person Quarterly Meeting held on June 16, 2021, the "Meetings") to review the materials provided and the relevant legal considerations.

Aberdeen Australia Equity Fund, Inc.	25

Supplemental Information (unaudited) (continued)

The Investment Manager and the Investment Adviser are referred to collectively herein as the "Advisers" and the aforementioned agreements with the Advisers are referred to as the "Advisory Agreements." The Investment Adviser is an affiliate of the Investment Manager.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors; (iii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark; (iv) information about the profitability of the Advisory Agreements to the Advisers; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Maryland law.

The Board, including the Fund's Independent Directors, also considered other matters such as: (i) the Fund's investment objective and strategies; (ii) the Advisers' financial results and financial condition; (iii) the Advisers' investment personnel and operations; (iv) the procedures employed to value the Fund's assets; (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies (vi) the allocation of the Fund's brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board's Contract Review Committee, which consists solely of the Board's Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund's investment performance and information relating to the services provided by the Advisers.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers' investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers' risk management processes. The Board considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers' compliance with applicable laws and Securities and Exchange Commission ("SEC") and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Advisers' compliance policies and procedures and considered the Advisers' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund's return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party

26	Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

provider of investment company data as to the Fund's total return, as compared with the funds in the Fund's Morningstar category (the "Morningstar Group").

In addition, the Board received and reviewed information for each of the last five fiscal years regarding the Fund's total return on a gross and net basis and relative to the Fund's benchmark, the impact of foreign currency movements on the Fund's performance and the Fund's share performance and premium/discount information. The Board also received and reviewed information on the Fund's total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and considered management's discussion of the Fund's performance. Additionally, the Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the Advisers' performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a "Peer Group"). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund's total managed assets. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser's fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser did not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management's discussion of the Fund's expenses, including the factors that impacted the Fund's expenses.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund's management fee compared to its Peer Group at higher asset levels and that the Fund's management agreement provides breakpoints at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	the nature, quality, cost and extent of administrative services provided by Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Adviser, under a separate agreement covering administrative services.

•	so-called "fallout benefits" to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board's Independent Directors voting separately, approved the Fund's Advisory Agreements for an additional one-year period.

Aberdeen Australia Equity Fund, Inc.	27

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders except as follows:

Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund

The Fund is managed by abrdn's Asia-Pacific equity team. The Asia-Pacific equity team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. Jason Kururangi left abrdn during the year and is not a member of the portfolio management team as of October 31, 2021. The members of the team who continue to have the most significant responsibility for the day-to-day management of the registrant's portfolio are Hugh Young, Michelle Lopez, Natalie Tam and Camille Simeon.

Investment Objectives and Policies

Investment Objectives. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited ("ASX"). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Principal Investment Strategy. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian Companies. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. Australian Companies are companies that are tied economically to Australia. Aberdeen Asset Management Asia Limited, the Fund's investment manager Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager"), uses the following criteria in determining if a company is "tied economically" to Australia: whether the company: (i) is a constituent of the ASX; (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues derived from Australian sources. In determining whether a company is "tied economically" to Australia, the Investment Manager will consider certain of these criteria separately while others will only be considered in combination with other criteria. The Fund uses such criteria for the following reasons: the ASX is a primary benchmark for equity investment in Australia; location in Australia of a company's headquarters, auditors or site of its annual meeting are indicative of where key strategic planning and direction of the company take place; payment of dividends may be an important component of returns in which earnings are distributed to shareholders; payment of taxes generally evidences that assets of the company are resident in, or that income is earned in, Australia; registration of securities for sale in Australia indicates that the company is seeking capital from Australian securities markets; and incorporation in Australia establishes corporate domicile and subjects the company to Australian legal, tax and regulatory requirements. The Fund's 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days' prior written notice to shareholders. However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX. Although securities listed on the ASX may include securities of New Zealand issuers that are listed on the ASX, New Zealand companies will not be included in the Fund's definition of an Australian company under criterion (i) above. However, up to 10% of the value of the Fund's total assets (at the time of purchase) may be invested in unlisted equity securities.

The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less. During periods when, in the Investment Manager's judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills. The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.

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The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions. In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation.

The Fund's investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.

In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances. The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund's performance benchmark. The Fund's performance benchmark was subsequently changed to the S&P/ASX 200 Accumulation Index, as reported to shareholders in the Fund's semi-annual report for the period ended April 30, 2000. The S&P/ASX 200 Accumulation Index comprises the top 200 companies listed on the ASX by market capitalization. The S&P/ASX 200 Accumulation Index most closely represents the universe of stocks that are held by the Fund. Standard & Poor's subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 Accumulation Index and replaced such classification system with the Global Industry Classification Standard ("GICS"). The GICS classification tier of 24 Industry Groupings is the classification most comparable to the 24 ASX sectors formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200 Accumulation Index.

The Fund does not trade in securities for short-term gain.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase.

Loans of Portfolio Securities

The Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one- third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund's lending arrangement includes provisions to permit the Fund to vote the loaned securities.

Risk Factors

Market events risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.

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Additional Information Regarding the Fund (unaudited) (continued)

LIBOR Transition. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR Administrator's action. An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR Administrator's consultation also relates to the LIBOR Administrator's intention to cease publication of non-U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR ("LIBOR-linked securities"). Many, but not all, LIBOR-linked securities have provisions that will change their interest rate basis upon the occurrence of certain benchmark transitions events. If the calculation agent (or other party in certain cases) for such a security determines that a benchmark transition event and its related benchmark replacement date have occurred with respect to LIBOR for particular LIBOR-linked securities, then a benchmark replacement may be selected by the calculation agent (or other party) in accordance with the benchmark transition provisions of the relevant securities.

The selection of a benchmark replacement, and any decisions, determinations or elections made by the calculation agent (or other party) in connection with implementing a benchmark replacement with respect to LIBOR-linked securities in accordance with the relevant benchmark transition provisions could result in adverse consequences to the interest rate, which could adversely affect the return on, value of and market for LIBOR-linked securities held by the Fund. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to LIBOR, or that any benchmark replacement will produce the economic equivalent of LIBOR. In addition, these announcements and any additional regulatory or market changes, or any substitute reference rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or net asset value ("NAV"). Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such reference rates due to favorable liquidity or pricing.

COVID-19. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19 has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund's prospectus, including:

•        significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•        the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•        operational impacts on and availability of key personnel of the Investment Manager, Investment Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•        difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount

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Additional Information Regarding the Fund (unaudited) (continued)

rates and making market comparisons, and circumstances affecting the Investment Manager, Investment Adviser, and the Fund's service providers' personnel during the pandemic;

•      significant changes to the valuations of pending or prospective investments; and

•         limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit. The United Kingdom left the European Union on January 31, 2020 ("Brexit"). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. During a prescribed period (the "Transition Period"), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the "TCA"). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom's future economic, trading and legal relationships with the European Union and with other countries. The TCA came into full force on May 1, 2021.

Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. A Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment management, investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to manage any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted despite preparations.

Leverage Risks

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments which are more stringent than those imposed on the Fund by the Investment Company

Aberdeen Australia Equity Fund, Inc.	31

Additional Information Regarding the Fund (unaudited) (continued)

Act of 1940, as amended. The covenants or guidelines could impede the Fund's investment manager or investment adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Other Risks

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in Australian equity securities. An investment in the Fund's shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Management Risk. The Investment Manager's and the Investment Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Investment and Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the shares. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.

In addition, although most of the Fund's income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund's investments that are denominated in other foreign currencies.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Foreign Securities Risk. Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.

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Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Australian securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Foreign Custody Risk. The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub- custodians and securities depositories – generally in Australia. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Conflicts of Interest Risk. The Investment Manager's and the Investment Adviser's advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Investment Manager and the Investment Adviser will benefit from an increase in the Fund's net assets resulting from an offering. In addition, a Director who is an "interested person" (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Australian Securities Risk. Because the Fund's investments are primarily in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Concentration Risk. The Fund's investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200. At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. An industry sector can include more than one industry group.

Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Significant exposure to the materials sector may make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector.

Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund's shares have frequently traded in the market below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate. The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund's net investment income, such excess will be deemed for U.S. federal income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder's investment in the Fund, rather than making a distribution that is funded from the Fund's earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder's shares, and therefore, may increase a shareholder's tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder's original investments. The Fund's managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund's income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such

Aberdeen Australia Equity Fund, Inc.	33

Additional Information Regarding the Fund (unaudited) (continued)

liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status. The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act.

Share Repurchases. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund's net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund's policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which in the case of individuals may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends- received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets. Subject to certain limitations imposed by the Code, foreign income taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax. Investors should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions. The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund. The bylaws provide for a staggered election of the Fund's Directors, who are divided into three classes, each having a term of three years and until their successors are duly elected and qualify, or, when filling a vacancy, for the unexpired portion of such term and until their successors are duly elected and qualify. Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may be regarded as "anti-takeover" because it makes it more difficult for Fund shareholders to change a majority of the Fund's Directors and, thus, has the effect of maintaining continuity of management. Other bylaw provisions that may be regarded as "anti-takeover:" (a) provide specific requirements for shareholder-requested special meetings; (b) require that shareholders who wish to propose a nominee for Director or have shareholders vote on other proposals satisfy certain advance written notice and information requirements; (c) establish Director qualifications; (d) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the

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Additional Information Regarding the Fund (unaudited) (continued)

amendment of the Director term and qualification requirements and the director quorum and voting requirements; (e) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (f) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (a) require a two-thirds vote of the shareholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the vacancy occurs; and (d) require that a shareholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.

The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. The Board has considered these provisions and determined that they are in the best of shareholders.

Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase Agreements Risk. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Unlisted Securities Risk. The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

Risks of Issuance of Preferred Shares. The Fund has authority to issue preferred shares. The Board has not yet exercised this authority and has no current intention of exercising this authority. The following is a description of the risks involved if the Fund were to issue preferred shares.

Leverage. The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund's shares of common stock as well as the net asset value of the shares of common stock. It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time. If the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return on the Fund's common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. Negative performance of the invested capital would also reduce the Fund's net asset value. The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated.

Voting Rights. Voting rights in the Fund are non-cumulative. The voting rights of the holders of the current outstanding common stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights. Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund's Directors (the remaining Directors would be elected by holders of the Fund's common stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years' dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund's Directors and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that

Aberdeen Australia Equity Fund, Inc.	35

Additional Information Regarding the Fund (unaudited) (continued)

would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.

Asset Coverage. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined below) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Other Considerations. The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of common stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common stock, and there can be no assurance that holders of preferred shares would vote to approve transactions approved by holders of the common stock. The flexibility to issue preferred shares as well as common stock could enhance the Board of Directors' ability to negotiate on behalf of the shareholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund's securities or the removal of incumbent management. The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of common stock.

Risks of Borrowing and Leverage to Holders of Common Stock. The Fund's fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations. Borrowing involves interest and other costs to the Fund. If the return to the Fund from investments made with proceeds of a borrowing does not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of common stock. Moreover, leveraging generally exaggerates the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund's common stock, as well as on distributions to common stockholders. By increasing the Fund's invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund's common stock. Any decline in the value of the Fund's investments would be borne entirely by the holders of its common stock. Thus, although leveraging may enhance benefits to holders of common stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of common stock of a leveraged fund. Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S. dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund's common stock. Moreover, a decline in the value of the Fund's assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its common stock, which could, in turn, jeopardize the Fund's qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.

Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund's directors if the Fund failed to have asset coverage for its debt of at least 100% on the last business day of each of twelve consecutive calendar months. This right would continue until such asset coverage was 110% or more on the last business day of each of three consecutive calendar months. An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100% for 24 consecutive months.

36	Aberdeen Australia Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

Fundamental Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

(1)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.
(2)	Make short sales of securities or maintain a short position.
(3)	(a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)	Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.
(5)	Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).
(6)	Make investments for the purpose of exercising control or management.
(7)	Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).
(8)	Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ ASX 200 Accumulation Index.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2021 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholder	(10.5)%	(5.3)%	0.0%	5.2%	10.4%

Based on estimated indebtedness of $7,510,998 (representing approximately 4.7% of the Fund's Managed Assets as of October 31, 2021), and an average annual interest rate of 1.01% (effective interest rate as of October 31, 2021), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.05% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by the Fund to holders of shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and

Aberdeen Australia Equity Fund, Inc.	37

Additional Information Regarding the Fund (unaudited) (concluded)

expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

38	Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

Aberdeen Australia Equity Fund, Inc.	39

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

40	Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names, years of birth and business addresses of the directors and officers of the Fund as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors." Aberdeen Standard Investments, Inc. ("ASII"), its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors

Stephen Bird*** c/o Aberdeen Standard Investments Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	Class III Director;	Term as Director expires 2024; Director since 2021	Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None.

Independent Directors

Neville J. Miles c/o Aberdeen Standard Investments Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2022; Director since 1996	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	21	None.

Aberdeen Australia Equity Fund, Inc.	41

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Class II Director	Term expires 2023; Director since 2008	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Term expires 2021; Director since 1985	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, director and chairman of Arrow Robotics Ltd (technology) since 2018, and advisory board member of Nuvve Holding Corporation (technology) since 2020. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.	3	None.

Radhika Ajmera c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Class II Director	Term expires 2023; Director since 2021	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	21	None

Moritz Sell c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2022; Director since 2004	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). an independent investment manager (since January 2014).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

*	As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen

42	Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios).

**	Current directorships (excluding Fund Complex) as of October 31, 2021 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Mr. Bird is considered to be an "interested person" of the Fund as defined in the 1940 Act because of his affiliation with the Adviser.

Information Regarding Officers

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.

Chris Demetriou** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Product Manager – US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product &Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.

Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2018	Currently, Chairman – Americas for abrdn (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).

Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.

Aberdeen Australia Equity Fund, Inc.	43

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Michelle Lopez** abrdn Australia Limited Level 10, 255 George St. Sydney, NSW 2000 Australia Year of Birth 1982	Vice President	Since 2019	Currently, Head of Australian Equities on the Australian Equities team. Ms. Lopez joined arbdn in 2004 from KPMG.

Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.

Jim O'Connor** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010.

Christian Pittard** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.

Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies.

**	As of October 31, 2021, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

During the year the Independent Trustees of the Fund engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position was not remunerated, although travel and expenses were reimbursed across all the funds related to the consultancy. Effective December 15, 2021 the consultant agreement was terminated by mutual agreement of the parties.

Further information about the Fund's Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

44	Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

Radhika Ajmera

Stephen Bird

P. Gerald Malone

William J. Potter

Moritz Sell

Investment Manager

abrdn Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

abrdn Australia Limited

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@abrdn.com

abrdn Asia

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American equities exchange under the symbol "IAF". Information about the Fund's net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2021, Aberdeen Australia Equity Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Moritz Sell, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sell as the Audit and Valuation Committee’s financial expert. Mr. Sell is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2021	$57,033	$0	$7,980	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2020	$55,372	$0	$7,720	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2021	$7,980	$0	$401,745	$409,725
October 31, 2020	$7,720	$0	$357,225	$364,945

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2021, the Audit Committee members were:

Radhika Ajmera

P. Gerald Malone

Neville J. Miles

Moritz Sell

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Adviser are included as Exhibit (e).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asia-Pacific equity team. The Asia-Pacific equity team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Hugh Young Chairman, abrdn Asia	Hugh Young is the Chairman for abrdn’s business in Asia. He was previously the Head of Asia Pacific for abrdn. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc in 2017). He joined the company in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based abrdn Asia in 1992 as the regional headquarters. He is a director of a number of group subsidiary companies and group-managed investment trusts and funds. He graduated with a BA (Hons) in Politics from Exeter University.
Michelle Lopez Head of Australian Equities	Michelle Lopez is currently the Head of Australian Equities. She has over 16 years’ experience in investment markets. She joined abrdn in 2004 from Watson Wyatt where she worked as a quant analyst covering Australian and Global Equity Fund Managers. She previously worked at KPMG within the Corporate Finance division covering Mergers & Acquisitions and Valuations. Michelle is a CFA charterholder and has completed an INSEAD Executive Leadership Program in Fontainebleau, France and London. She has a BA in Applied Finance and Commerce & Marketing from Macquarie University.
Natalie Tam Deputy Head of Australian Equities	Natalie Tam is Deputy Head of Australian Equities. She has over 16 years’ experience in equity markets. She joined abrdn in 2005 from Deutsche Bank, where she worked as a research analyst covering the Media sector. She previously worked at Rothschild (Investment Banking), Coca Cola Amatil (Corporate Strategy) and Royal & Sun Alliance (Group Finance). She graduated with a Bachelor of Commerce from the University of New South Wales where she was awarded a UNSW co-op program scholarship in accounting & finance. She is a CFA charterholder.
Camille Simeon Investment Director, Australian Equities	Camille Simeon is an Investment Director on the Australian equities team and is a portfolio manager for the Australian Equities Funds and stock analyst covering the mining, energy and technology sectors. She joined the company in April 2008. She has over 10 years of industry experience. Previously, she worked at Citi Australia, where she was a Vice President, Institutional Equity Research Sales. She has also worked at Foster Stockbroking, BNP Paribas and Burdett Buckeridge Young. She graduated with a Bachelor of Business from University of Technology, Sydney and Post Graduate Diploma in Applied Financial Analysis from the Securities Institute of Australia.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2021.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	3	$602.25	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25

Michelle Lopez	Registered Investment Companies	3	$602.25	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25

Natalie Tam	Registered Investment Companies	3	$602.25	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25

Camille Simeon	Registered Investment Companies	3	$602.25	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2021
Hugh Young	$1-$10,000
Michelle Lopez	None
Natalie Tam	None
Camille Simeon	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibit (c)(1) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 10, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 10, 2022